Exhibit 99.a.



          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of CDI Corporation (the "Company") on Form 10-K for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer of the Company hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002 that: 1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and 2) the information contained in the Report fairly presents, in all material respect, the financial condition and results of operations of the Company as of and for the periods covered in the Report.


                                                        /s/ Roger H. Ballou
                                                        --------------------=
                                                        Roger H. Ballou
                                                        Chief Executive Officer


Dated:  March 26, 2003



A signed original of this written statement required by Section 906 has been provided to CDI Corporation and will be retained by CDI Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

                               Exhibit 99.b.



          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of CDI Corporation (the "Company") on Form 10-K for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Financial Officer of the Company hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002 that: 1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and 2) the information contained in the Report fairly presents, in all material respect, the financial condition and results of operations of the Company as of and for the periods covered in the Report.


                                                        /s/ Jay G. Stuart
                                                        ----------------------
                                                        Jay G. Stuart
                                                        Chief Financial Officer


Dated:  March 26, 2003



A signed original of this written statement required by Section 906 has been provided to CDI Corporation and will be retained by CDI Corporation and furnished to the Securities and Exchange Commission or its staff upon request.